SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

Item 1.02

Termination of Material Definitive Agreement

Item 3.02

Unregistered Sales of Equity Securities

On October 4, 2005, we entered into an agreement with our majority owned subsidiary, Technest Holdings, Inc., or Technest, and four institutional investors which are holders of our and Technest’s securities.  A copy of this agreement is filed as an attachment to this current report on Form 8-K as Exhibit 10.1 (the “October 4 Agreement”).

The purpose of the October 4 Agreement was to amend the certain prior agreements involving our and Technest’s securities in light of the recent reorganization described in our current report on Form 8-K filed on August 18, 2005.  The material terms of the October 4 Agreement include following:

Amendments to Series D Preferred Stock Restriction Agreement

As part of the October 4 Agreement, we have agreed to amend the terms of the Series D Preferred Stock Restriction Agreement entered into on January 5, 2005 between us and James, LLC, our largest Series D preferred stock shareholder.  Additional information concerning the Series D Preferred Stock Restriction Agreement can be found in our current report on Form 8-K filed on January 11, 2005, which is incorporated herein by reference.

Termination of Series D Preferred Stock Restriction Agreement

We have agreed to amend the termination provisions of the Series D Preferred Stock Restriction Agreement.  As amended, the agreement, other than provisions relating to a private equity credit agreement with Brittany Capital Management, Ltd. discussed below, will terminate upon the earlier to occur of (i) full payment by us, or full conversion by the holders, of all outstanding convertible promissory notes, as of October 4, 2005, held by DKR Soundshore Oasis Holding Fund, Ltd, DKR Soundshore Strategic Holding Fund, Ltd. and Harborview Capital, and their affiliates, or (ii) January 15, 2006.  Prior to this amendment, the agreement terminated on such date as James LLC no longer held any shares of our Series D preferred stock.

As of October 4, 2005, we owed an aggregate of $1,276,125 pursuant to our convertible promissory notes held by DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Harborview Capital, and their affiliates.  Of the outstanding convertible notes held by the DKR entities, the principal amount of $973,750 is currently due on December 21, 2005 and the principal amount of $277,375 is currently due on January 20, 2006.  The remaining principal amount of $25,000 under the convertible promissory note held by Harborview is due on November 9, 2005.  Additional information concerning these promissory notes can be found in our current reports on Form 8-K filed on September 20, 2005, September 23, 2004 and November 15, 2004, which are incorporated herein by reference.

Upon of the termination of the Series D Preferred Stock Restriction Agreement, James LLC will no longer be subject to that agreement’s limitations on sales of both shares of Series D preferred stock and shares of our common stock issuable upon conversion of the Series D preferred stock.  For additional information regarding our Series D preferred stock, please see the section entitled Terms and Conditions of the Markland Series D Preferred Stock elsewhere in this current report on Form 8-K.

Amendment of Provisions Relating to the Equity Line Registration

We have agreed to amend the provisions of the Series D Preferred Stock Restriction Agreement relating to our commitment to enter into a private equity credit agreement with Brittany Capital Management, Ltd.  As amended, we have committed to enter into a private equity credit agreement on usual and customary terms in the amount of $5,000,000 and we have agreed to use our best efforts to file a registration statement providing for the resale of shares of our common stock issued pursuant to such equity line, of at least $1,000,000 in value, as soon as practicable but no later than October 17, 2005.  Prior to this amendment, the Series D Preferred Stock Restriction Agreement required us to enter into a private equity credit agreement for an amount of $10,000,000 and we were required to register for resale all of the shares of our common stock to be issued pursuant to such equity line.

In addition, we have agreed to pay liquidated damages in the amount of $50,000 per month, or pro-rata portion thereof, should we fail to file and have declared effective a resale registration statement in connection with the equity line referred to above, by November 30, 2005.

If we complete a private equity credit agreement with Brittany Capital Management, Ltd., any proceeds we receive from the equity line will be subject to restrictions on use.  Pursuant to a Securities Purchase Agreement, dated September 21, 2004, by and among us and DKR Soundshore Oasis Holding Fund, Ltd. and DKR Soundshore Strategic Holding Fund, Ltd., 75 percent of all proceeds received pursuant to a private equity line must first be used to satisfy our obligations under those certain convertible promissory notes held DKR Soundshore Oasis Holding Fund, Ltd. and DKR Soundshore Strategic Holding Fund, Ltd.  A copy of this Securities Purchase Agreement was filed as an attachment to our current report on Form 8-K filed on September 24, 2004.

Payment of Liquidated Damages to Brittany Capital Management, Ltd.

Upon signing the October 4 Agreement, we issued to Brittany Capital Management, Ltd.  3,750,000 shares of our common stock in satisfaction of previously accrued liquidated damaged due in connection with the Series D Preferred Stock Restriction Agreement.  The payment of shares was made in lieu of a cash payment for $150,000 due to Brittany Capital Management, Ltd. for failure to cause a registration statement to be declared effective by June 15, 2005, covering the resale of securities to be issued pursuant to a private equity agreement with Brittany Capital Management, Ltd. discussed above.  This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were sold only to "accredited investors" within the meaning of Rule 501 of Regulation D.  We have granted Brittany Capital Management, Ltd. the right to include these shares in the same resale registration statement, to be filed prior to October 17, 2005, covering the shares of common stock to be issued pursuant to a private equity line with Brittany Capital Management, Ltd. discussed above.

Exchange Agreements and Amendment to Registration Rights Agreements

Exchange Agreements

Concurrently with the execution of the October 4 Agreement, we entered into definitive exchange agreements with Southridge Partners, LP and Southshore Capital Fund, Ltd. pursuant to which we exchanged an aggregate of 402,249 shares of Technest Series B preferred stock (convertible as of October 4, 2005 into 36,946,585 shares of Markland common stock) for 2,000 shares of our Series D preferred stock (convertible into 77,495,350 shares of Markland common stock as of October 4, 2005).  The forms of exchange agreements with each investor are filed as exhibits to this current report on Form 8-K as Exhibits 10.3 and 10.4, and are hereby incorporated into this current report on Form 8-K by reference.

The following table illustrates the number of shares of Markland Series D preferred stock received by each of the investors in exchange for their holdings in Technest Series B preferred stock.

Investors	Number of Shares of Technest Series B preferred stock held prior to the Exchange	Number of Shares of Markland Common Stock issuable upon conversion of Technest Series B preferred stock	Number of Shares of Markland Series D preferred stock received pursuant to the Exchange Agreement	Number of Shares of Markland Common Stock issuable upon conversion of Markland Series D preferred stock
Southshore Capital Fund, Ltd.	57,466	5,277,677	250	9,616,919
Southridge Partners, LP	344,827	31,688,908	1,750	67,808,413

After giving effect to the exchanges described above, there are no longer any shares of Technest Series B preferred stock outstanding.  This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were sold only to "accredited investors" within the meaning of Rule 501 of Regulation D.

As incentive to enter into the exchange agreements, we have granted Southshore Capital Fund, Ltd. and Southridge Partners, LP the right to include the shares of common stock underlying the conversion of our Series D preferred stock, issued pursuant to the exchange agreements, in the resale registration statement to be filed in connection with the private equity line with Brittany Capital Management, Ltd., discussed above.

Amendment to Registration Rights Agreement

Also in connection with the execution of the exchange agreements, we agreed to issue to Southshore Capital Fund, Ltd. and Southridge Partners, LP shares of our common stock in lieu of any liquidated damages already accrued pursuant to a registration rights agreement, dated February 14, 2005, by and among Markland and the holders of the Technest Series B preferred stock.  A copy of this registration rights agreement has been filed as an attachment to our current report on Form 8-K, filed on February 15, 2005, as Exhibit 4.1.  The shares of our common stock to be issued to Southshore Capital Fund, Ltd. and Southridge Partners, LP shall be equal to four percent (4%) per month, or pro-rata portion thereof, of the stated value of the Technest Series B preferred stock exchanged by each investor, for the period beginning on June 29, 2005 and continuing through the effective date of a resale registration statement covering the shares of common stock to be issued upon conversion of our Series D preferred stock issued in the exchange.  Liquidated damages shall be payable at the beginning of each calendar month in the form of our restricted common stock valued at the lesser of $0.04 per share or the average closing bid price for our common stock for the five (5) trading days immediately preceding the due date.  Southshore Capital Fund, Ltd. and Southridge Partners, LP shall have the right include such shares, issued in satisfaction of liquidated damages, in the resale registration statement to be filed pursuant to the private equity line with Brittany Capital Management, Ltd.  The stated value of each share of Technest Series B preferred stock is $2.175.  For illustrative purposes, assuming such registration statement is declared effective on November 30, 2005, the aggregate amount of liquidated damages that will be payable to Southshore Capital Fund, Ltd. and Southridge Partners, LP in connection with these exchange agreements would be approximately $175,000.

For more information concerning the rights and preferences of Series D preferred stock, please see the section entitled Terms and Conditions of the Markland Series D Preferred Stock elsewhere in this current report on Form 8-K.

Terms and Conditions of Markland Series D Preferred Stock.

Markland Series D preferred stock has a stated value of $1,000 per share and is convertible at the option of the stockholder at any time. However, the Series D preferred stock can be converted only to the extent that the Series D stockholder will not, as a result of the conversion, hold in excess of 9.999% of the total outstanding shares of our common stock at any given point in time.  The number of shares of our common stock into which each share of Series D preferred stock is convertible is determined by dividing $1,000 by the discounted bid price. The "discounted" bid price is the average closing bid price of our common stock during the five business days immediately preceding the conversion date multiplied by the applicable discount factor, as set forth below.

Average Closing Bid Price (1)

Discount Factor

$15.00 or less

80%

more than $15.00, but less than or equal to $30.00

75%

more than $30.00, but less than or equal to $45.00

70%

more than $45.00

65%

__________

(1)  After an adjustment for a 1-for-60 reverse stock split effective October 27, 2003.

We have the right to redeem any outstanding shares of our Series D preferred stock at any time. The redemption price per share is equal to $1,000 multiplied by 135%. Our Series D preferred stock is convertible, even after we have provided a notice of redemption, until the Series D securityholder has received full cash payment for the shares we are redeeming.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the Series D preferred stock will be treated as senior to all preferred stock and our common stock. If, upon any winding up of our affairs, our assets available to pay the holders of Series D preferred stock are not sufficient to permit the payment in full, then all our assets will be distributed to those holders on a pro rata basis.

Agreement to Terminate Leases

On October 4, 2005, we entered into an agreement with Southridge Holdings LLC for the early termination of our leases for office space located at 90 Grove Street, Executive Pavilion, Ridgefield, Connecticut.  One of the leases terminated was for space occupied by our majority owned subsidiary, Technest Holdings, Inc.  As consideration for the termination of the lease obligations, we agreed to pay $75,000 in cash and issue to Southridge Holdings LLC 3,125,000 shares of our restricted common stock.  These shares were issued in reliance on the exemption from registration provided by Rule 506 and Regulation D of the Securities Act of 1933, as amended.  We have agreed to register the shares to be issued to Southridge Holdings LLC in a resale registration statement to be filed with the SEC on or before October 17, 2005.  In addition, if we fail to cause such registration statement to be declared effective by November 30, 2005, we shall pay Southridge Holdings LLC $2,500 per month, or pro-rata portion thereof, as liquidated damages.  Liquidated damages shall be payable in shares of our common stock valued at the lesser of $0.04 or the average of the closing bid prices for our common stock for the five days immediately preceding the due date of the liquidated damages.

Additional Agreements

Markland Warrant

Concurrently with the execution of the October 4 Agreement, we agreed to issue a warrant to purchase 750,000 shares of our common stock to Greenfield Capital Partners LLC.  The warrants expire on February 10, 2010 and have an exercise price of $0.34 per share and are substantially in the form attached to this current report on Form 8-K as Exhibit 10.5.  These warrants are exercisable immediately.  This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were sold only to "accredited investors" within the meaning of Rule 501 of Regulation D.

Mutual Release of Claims

The October 4 Agreement includes a mutual release of claims by us and Technest on the one hand and James LLC, Southridge Partners, LP, Southhore Capital Management Fund, Ltd. and Greenfield Capital Partners LLC on the other.  The release includes all prior claims, demands actions and causes of action, whether known or unknown, arising from any purchase agreement, registration rights agreement or any transaction involving any security issued by us or Technest.  The release given by the investors is conditioned only upon our and Technest’s satisfaction of each of our obligations created by the October 4 Agreement.

Prior Relationships with Investors

Southridge Partners, LP was an investor in our November 9, 2004 private placement, described in our current report on Form 8-K filed with the SEC on November 15, 2004.  Additionally, Southridge Partners, LP was an investor in our February 14, 2005 transaction pursuant to which Markland acquired a controlling interest in Technest as described in our current report on Form 8-K filed with the SEC on February 15, 2005.

Southshore Capital Partners Ltd. was an investor in our February 14, 2005 transaction pursuant to which Markland acquired a controlling interest in Technest and described in our current report on Form 8-K filed with the SEC on February 15, 2005.

Markland and Technest had entered into leases with Southridge Holdings LLC for office space located at 90 Grove Street, Executive Pavilion, Ridgefield, Connecticut.

James LLC is the holder of the majority of Markland’s outstanding Series D Cumulative Convertible preferred stock.

As described in our registration statement on Form SB-2 filed with the SEC on November 10, 2004 (SEC File No. 333-120390), we issued warrants to purchase our Common Stock to Greenfield Capital Partners LLC for services rendered in connection with our private placement on September 21, 2004.  In addition, as described in our current report on Form 8-K filed with the SEC on February 15, 2005, Greenfield Capital Partners LLC was engaged as a registered broker-dealer in connection with our February 14, 2005 transaction pursuant to which Markland acquired a controlling interest in Technest.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1

Agreement relating to Certain Securities Issued by Markland Technologies, Inc. and Technest Holdings, Inc. dated October 4, 2005 by and among James LLC, Southridge Partners, LP, Southshore Capital Fund, Ltd., Greenfield Capital Partners LLC, Markland Technologies, Inc. and Technest Holdings, Inc.

10.2	Agreement to Terminate Leases dated October 4, 2005 by and among Markland Technologies, Inc., Technest Holdings, Inc. and Southridge Holdings LLC.
10.3	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southridge Partners, LP.
10.4	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southshore Capital Fund, Ltd.
10.5	Form of Warrant Issued to Greenfield Capital Partners LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Gino M. Pereira

Gino M. Pereira

Chief Financial Officer

Date:  October 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1

Agreement relating to Certain Securities Issued by Markland Technologies, Inc. and Technest Holdings, Inc. dated October 4, 2005 by and among James LLC, Southridge Partners, LP, Southshore Capital Fund, Ltd., Greenfield Capital Partners LLC, Markland Technologies, Inc. and Technest Holdings, Inc.  Filed herewith.

10.2	Agreement to Terminate Leases dated October 4, 2005 by and among Markland Technologies, Inc., Technest Holdings, Inc. and Southridge Holdings LLC. Filed herewith.
10.3	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southridge Partners, LP. Filed herewith.
10.4	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southshore Capital Fund, Ltd. Filed herewith.
10.5	Form of Warrant Issued to Greenfield Capital Partners LLC. Filed herewith.

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